UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 23, 2025
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GRANITE RIDGE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41537	88-2227812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5217 McKinney Avenue, Suite 400 Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)
(214) 396-2850
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2025, Granite Ridge Resources, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). On the March 25, 2025 record date for the Annual Meeting, there were 131,134,671 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), outstanding, with 130,802,866 shares of Common Stock being entitled to vote on each of the items submitted to a vote at the Annual Meeting. A total of 112,471,846 shares of Common Stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors

    The shareholders elected each of Griffin Perry and Amanda Coussens as a Class III director of the Company for a term expiring at the Annual Meeting of Stockholders in 2028 or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Griffin Perry	90,996,085	15,817,679	5,658,082
Amanda Coussens	104,845,291	1,968,473	5,658,082

Proposal 2: Proposal to Ratify the Appointment of Forvis Mazars LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

    The shareholders ratified the appointment of Forvis Mazars LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
112,137,551	92,631	241,664

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE RIDGE RESOURCES, INC.

Date: May 23, 2025	By:	/s/ Luke C. Brandenberg
		Name:	Luke C. Brandenberg
		Title:	President and Chief Executive Officer